Exhibit 99.1

 Camden Property Trust Announces First Quarter 2007 Operating Results


    HOUSTON--(BUSINESS WIRE)--April 26, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the first quarter of 2007 totaled $0.89 per diluted share or $55.9 million, as compared to $0.88 per diluted share or $51.8 million reported for the same period in 2006. The Company reported net income ("EPS") of $13.0 million or $0.22 per diluted share for the first quarter of 2007 compared to $41.4 million or $0.75 per diluted share for the same period in 2006. EPS for the three months ended March 31, 2006 included a $0.50 per diluted share impact from gain on sale of properties and discontinued operations. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 44,604 apartment homes included in consolidated same-property results, first quarter 2007 same-property net operating income ("NOI") growth was 5.5% compared to the first quarter of 2006, with revenues increasing 5.1% and operating expenses increasing 4.4%. On a sequential basis, first quarter 2007 same-property NOI increased 2.6% compared to fourth quarter 2006, with revenues increasing 1.6% and expenses increasing 0.1% compared to the prior quarter. Same-property physical occupancy levels for the portfolio averaged 94.4% during the first quarter of 2007, compared to 96.0% in the first quarter of 2006 and 94.1% in the fourth quarter of 2006. The Company defines same-property communities as communities owned by Camden and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of March 31, 2007, Camden had five completed apartment communities in lease-up: Camden Clearbrook in Frederick, MD, a $46.0 million project that is currently 91% leased; Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 87% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 76% leased; Camden Old Creek in San Marcos, CA, a $98.0 million project that is currently 61% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 52% leased.

    The Company's current development pipeline under construction includes six wholly-owned communities comprising 2,046 apartment homes with a total budgeted cost of $422.0 million. Camden also has five joint venture communities under development comprising 1,528 apartment homes with a total budgeted cost of $367.9 million.

    The Company's future development pipeline currently consists of 16 potential developments comprising 5,368 apartment homes and a total estimated cost of nearly $1.4 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

    Acquisition/Disposition Activity

    There was no acquisition or disposition activity during the first quarter of 2007. Subsequent to quarter-end, the Company acquired
Camden South Congress, a 253-home apartment community in Austin, TX.

    Properties and Land Held for Sale

    At March 31, 2007, Camden had three operating communities consisting of 930 apartment homes classified as held for sale: Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO. The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

    Earnings Guidance

    Camden maintained its earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. Full-year 2007 FFO is expected to be between $3.60 and $3.90 per diluted share, and full-year 2007 EPS is expected to be between $0.95 and $1.25 per diluted share. Second quarter 2007 earnings guidance is $0.88 to $0.92 per diluted share for FFO and $0.21 to $0.25 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's 2007 earnings guidance is based on projections of same-property NOI growth between 5.5% and 7.5%, acquisitions of $0 - $100 million, dispositions of $175 - $450 million and new development starts of $350 - $500 million. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, April 27, 2007 at 9:00 a.m. Central Time to review its first quarter results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0778 (domestic) or (201) 689-8565
(international) by 8:50 a.m. Central Time and request the Camden Property Trust First Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 188 properties containing 64,769 apartment homes across the United States. Upon completion of 11 properties under development, the Company's portfolio will increase to 68,343 apartment homes in 199 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

 CAMDEN                                              OPERATING RESULTS
            (In thousands, except per share and property data amounts)

 ---------------------------------------------------------------------

 (Unaudited)                                      Three Months Ended
                                                       March 31,
                                                 ---------------------
 OPERATING DATA                                     2007      2006
 ----------------------------------------------- ---------------------
 Property revenues
 Rental revenues                                   $137,381  $133,255
 Other property revenues                             15,267    12,559
                                                 ---------------------
    Total property revenues                         152,648   145,814

 Property expenses
 Property operating and maintenance                  40,447    38,371
 Real estate taxes                                   16,534    16,317
                                                 ---------------------
    Total property expenses                          56,981    54,688

 Non-property income
 Fee and asset management                             2,386     2,477
 Interest and other income                            1,562       753
 Income on deferred compensation plans                2,306        50
                                                 ---------------------
    Total non-property income                         6,254     3,280

 Other expenses
 Property management                                  4,728     4,226
 Fee and asset management                             1,620     1,366
 General and administrative                           8,054     7,414
 Interest                                            27,908    31,037
 Depreciation and amortization                       40,321    36,681
 Amortization of deferred financing costs               916     1,047
 Expense on deferred compensation plans               2,306        50
                                                 ---------------------
    Total other expenses                             85,853    81,821
                                                 ---------------------

 Income from continuing operations before gain
  on sale of properties, equity in income of
  joint ventures, minority interests and income
  taxes                                              16,068    12,585
 Gain on sale of properties, including land               -       499
 Equity in income of joint ventures                     735     2,317
 Minority interests:
    Distributions on perpetual preferred units       (1,750)   (1,750)
    Income allocated to common units and other
     minority interests                                (904)   (1,256)
                                                 ---------------------
 Income from continuing operations before income
  taxes                                              14,149    12,395
    Income tax expense                                 (721)        -
    Income tax expense on sale of depreciable
     operating properties                            (1,184)        -
                                                 ---------------------
 Income from continuing operations                   12,244    12,395
    Income from discontinued operations                 946     2,476
    Gain on sale of discontinued operations               -    27,392
    Income from discontinued operations
     allocated to common units                         (153)     (820)
                                                 ---------------------
 Net income                                         $13,037   $41,443
                                                 =====================

 PER SHARE DATA
 -----------------------------------------------
   Net income - basic                                 $0.22     $0.76
   Net income - diluted                                0.22      0.75
   Income from continuing operations - basic           0.21      0.23
   Income from continuing operations - diluted         0.21      0.23

 Weighted average number of common and common
  equivalent shares outstanding:
      Basic                                          58,813    54,290
      Diluted                                        59,994    55,474

 PROPERTY DATA
 -----------------------------------------------
   Total operating properties (end of period)
    (a)                                                 187       187
   Total operating apartment homes in operating
    properties (end of period) (a)                   64,516    64,384
   Total operating apartment homes (weighted
    average)                                         53,097    57,177
   Total operating apartment homes - excluding
    discontinued operations (weighted average)       52,167    53,448


 (a) Includes joint ventures and properties held for sale.

 Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


 CAMDEN                                          FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)

 ---------------------------------------------------------------------


 (Unaudited)                                       Three Months Ended
                                                       March 31,
                                                  --------------------
 FUNDS FROM OPERATIONS                              2007      2006
 ------------------------------------------------ --------------------

   Net income                                       $13,037   $41,443
   Real estate depreciation and amortization from
    continuing operations                            39,606    36,027
   Real estate depreciation from discontinued
    operations                                            -       718
   Adjustments for unconsolidated joint ventures      1,086       781
   Income from continuing operations allocated to
    common units                                        853     1,205
   Income from discontinued operations allocated
    to common units                                     153       820
   (Gain) on sale of operating properties, net of
    taxes                                             1,184         -
   (Gain) on sale of discontinued operations              -   (27,392)
   (Gain) on sale of joint venture properties             -    (1,763)
                                                  --------------------
      Funds from operations - diluted               $55,919   $51,839
                                                  ====================

 PER SHARE DATA
 ------------------------------------------------
   Funds from operations - diluted                    $0.89     $0.88
   Cash distributions                                  0.69      0.66

 Weighted average number of common and common
  equivalent shares outstanding:
      FFO - diluted                                  63,021    58,988

 PROPERTY DATA
 ------------------------------------------------
   Total operating properties (end of period) (a)       187       187
   Total operating apartment homes in operating
    properties (end of period) (a)                   64,516    64,384
   Total operating apartment homes (weighted
    average)                                         53,097    57,177
   Total operating apartment homes - excluding
    discontinued operations (weighted average)       52,167    53,448


 (a) Includes joint ventures and properties held for sale.


 Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)

---------------------------------------------------------------------


(Unaudited)                            Mar 31,    Dec 31,    Sep 30,
                                        2007       2006       2006
                                     ---------------------------------
ASSETS
Real estate assets, at cost
  Land                                 $703,850   $693,312   $683,645
  Buildings and improvements          4,108,955  4,036,286  3,988,031
                                     ---------------------------------
                                      4,812,805  4,729,598  4,671,676
  Accumulated depreciation             (799,624)  (762,011)  (725,790)
                                     ---------------------------------
    Net operating real estate assets 4,013,181 3,967,587 3,945,886 Properties under development,
   including land                       410,002    369,861    351,246
  Investments in joint ventures           8,321      9,245      8,266
  Properties held for sale, including
   land                                  32,879     32,763     45,074
                                     ---------------------------------
    Total real estate assets          4,464,383  4,379,456  4,350,472
Accounts receivable - affiliates         34,854     34,170     33,624
Notes receivable
  Affiliates                             43,507     41,478     31,037
  Other                                  11,565      3,855      3,855
Other assets, net (a)                   118,329    121,336    112,801
Cash and cash equivalents                 1,470      1,034      8,061
Restricted cash                           5,772      4,721      5,541
                                     ---------------------------------
    Total assets                     $4,679,880 $4,586,050 $4,545,391
                                     =================================


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                        $1,897,865 $1,759,498 $1,693,106
    Secured                             568,731    571,478    587,347
Accounts payable and accrued expenses   110,486    124,834    120,566
Accrued real estate taxes                16,036     23,306     41,165
Other liabilities (b)                   110,684    105,999    101,332
Distributions payable                    45,137     43,068     43,056
                                     ---------------------------------
    Total liabilities                 2,748,939  2,628,183  2,586,572

Commitments and contingencies

Minority interests
  Perpetual preferred units              97,925     97,925     97,925
  Common units                          102,217    115,280    116,776
  Other minority interests               10,335     10,306     10,002
                                     ---------------------------------
    Total minority interests            210,477    223,511    224,703

Shareholders' equity
  Common shares of beneficial
   interest                                 654        650        650
  Additional paid-in capital          2,199,713  2,183,622  2,176,170
  Distributions in excess of net
   income                              (243,786)  (213,665)  (206,442)
  Employee notes receivable              (2,025)    (2,036)    (2,047)
  Treasury shares, at cost             (234,092)  (234,215)  (234,215)
                                     ---------------------------------
    Total shareholders' equity        1,720,464  1,734,356  1,734,116
                                     ---------------------------------
    Total liabilities and
     shareholders' equity            $4,679,880 $4,586,050 $4,545,391
                                     =================================



(a) includes:
    net deferred charges of:             $9,724    $10,295    $11,155
    value of in place leases of:            $61       $242       $452

(b) includes:
    deferred revenues of:                $3,321     $3,875     $5,256
    above/below market leases of:            $8        $32        $80
    distributions in excess of
     investments in joint ventures
     of:                                $18,805    $18,350    $18,044


(Unaudited)                            Jun 30,    Mar 31,
                                        2006       2006
                                     ----------------------
ASSETS
Real estate assets, at cost
  Land                                 $697,690   $664,219
  Buildings and improvements          4,074,737  3,892,700
                                     ----------------------
                                      4,772,427  4,556,919
  Accumulated depreciation             (786,208)  (732,984)
                                     ----------------------
    Net operating real estate assets  3,986,219  3,823,935
  Properties under development,
   including land                       427,500    419,843
  Investments in joint ventures           8,270      8,199
  Properties held for sale, including
   land                                  55,562    188,477
                                     ----------------------
    Total real estate assets          4,477,551  4,440,454
Accounts receivable - affiliates         33,408     33,361
Notes receivable
  Affiliates                             23,327     22,531
  Other                                   9,211     13,264
Other assets, net (a)                   111,636    102,269
Cash and cash equivalents                49,700      1,256
Restricted cash                           5,194      5,269
                                     ----------------------
    Total assets                     $4,710,027 $4,618,404
                                     ======================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                        $1,940,693 $2,118,403
    Secured                             620,592    623,250
Accounts payable and accrued expenses   117,301    116,215
Accrued real estate taxes                31,280     17,818
Other liabilities (b)                    99,460     98,327
Distributions payable                    43,031     40,612
                                     ----------------------
    Total liabilities                 2,852,357  3,014,625

Commitments and contingencies

Minority interests
  Perpetual preferred units              97,925     97,925
  Common units                          106,217    113,034
  Other minority interests               10,555     10,512
                                     ----------------------
    Total minority interests            214,697    221,471

Shareholders' equity
  Common shares of beneficial
   interest                                 649        610
  Additional paid-in capital          2,172,616  1,908,099
  Distributions in excess of net
   income                              (293,386)  (289,482)
  Employee notes receivable              (2,035)    (2,046)
  Treasury shares, at cost             (234,871)  (234,873)
                                     ----------------------
    Total shareholders' equity        1,642,973  1,382,308
                                     ----------------------
    Total liabilities and
     shareholders' equity            $4,710,027 $4,618,404
                                     ======================



(a) includes:
    net deferred charges of:            $13,120    $14,079
    value of in place leases of:           $431     $1,156

(b) includes:
    deferred revenues of:                $4,408     $4,843
    above/below market leases of:           $13        $51
    distributions in excess of
     investments in joint ventures
     of:                                $12,701    $11,556



 CAMDEN                                    NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

 ---------------------------------------------------------------------

 (Unaudited)

 This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.


 FFO
 ------------------------------
 The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                   Three Months Ended
                                                       March 31,
                                                   ------------------
                                                     2007     2006
                                                   ------------------
   Net income                                       $13,037  $41,443
   Real estate depreciation and
    amortization from continuing
    operations                                       39,606   36,027
   Real estate depreciation from
    discontinued operations                               -      718
   Adjustments for
    unconsolidated joint
    ventures                                          1,086      781
   Income from continuing
    operations allocated to
    common units                                        853    1,205
   Income from discontinued
    operations allocated to
    common units                                        153      820
   (Gain) on sale of operating
    properties, net of taxes                          1,184        -
   (Gain) on sale of
    discontinued operations                               -  (27,392)
   (Gain) on sale of joint
    venture properties                                    -   (1,763)
                                                   ------------------
      Funds from operations -
       diluted                                      $55,919  $51,839
                                                   ==================

 Weighted average number of
  common and common equivalent
  shares outstanding:
     EPS diluted                                     59,994   55,474
     FFO diluted                                     63,021   58,988

  Net income per common share -
   diluted                                            $0.22    $0.75
  FFO per common share - diluted                      $0.89    $0.88

 Expected FFO
 ------------------------------
 Expected FFO is calculated in a method consistent with historical
  FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income
  (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                    2Q07 Range         2007 Range
                                   Low     High       Low     High
                                ------------------ ------------------

 Expected net income per share -
  diluted                          $0.21    $0.25     $0.95    $1.25
 Expected difference between EPS
  and fully diluted FFO shares     (0.01)   (0.01)    (0.05)   (0.05)
 Expected real estate
  depreciation                      0.64     0.64      2.53     2.53
 Expected adjustments for
  unconsolidated joint ventures     0.02     0.02      0.06     0.06
 Expected income allocated to
  common units                      0.02     0.02      0.09     0.09
 Expected (gain) on sale of
  properties held in joint
  ventures                          0.00     0.00      0.00     0.00
 Expected (gain) on sale of
  properties and properties held
  for sale                          0.00     0.00      0.02     0.02
                                ------------------ ------------------
 Expected FFO per share -
  diluted                          $0.88    $0.92     $3.60    $3.90



 Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

 Net Operating Income (NOI)
 --------------------------------------------------
 NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                    Three Months Ended
                                                        March 31,
                                                    ------------------
                                                      2007     2006
                                                    ------------------
 Net income                                          $13,037  $41,443
 Fee and asset management                             (2,386)  (2,477)
 Interest and other income                            (1,562)    (753)
 Income on deferred compensation plans                (2,306)     (50)
 Property management expense                           4,728    4,226
 Fee and asset management expense                      1,620    1,366
 General and administrative expense                    8,054    7,414
 Interest expense                                     27,908   31,037
 Depreciation and amortization                        40,321   36,681
 Amortization of deferred financing costs                916    1,047
 Expense on deferred compensation plans                2,306       50
 Gain on sale of properties, including land                -     (499)
 Equity in income of joint ventures                     (735)  (2,317)
 Distributions on perpetual preferred units            1,750    1,750
 Income allocated to common units and other
  minority interests                                     904    1,256
 Income tax expense                                      721        -
 Income tax expense on sale of depreciable operating
  properties                                           1,184        -
 Income from discontinued operations                    (946)  (2,476)
 Gain on sale of discontinued operations                   -  (27,392)
 Income from discontinued operations allocated to
  common units                                           153      820
                                                    ------------------
    Net Operating Income (NOI)                       $95,667  $91,126

 "Same Property" Communities                         $80,426  $76,212
 Non-"Same Property" Communities                       7,288    4,869
 Development and Lease-Up Communities                  2,424      308
 Redevelopment Communities                             4,919    4,946
 Dispositions / Other                                    610    4,791
                                                    ------------------
   Net Operating Income (NOI)                        $95,667  $91,126


 EBITDA
 -------------------------------------------------
 EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                    Three Months Ended
                                                        March 31,
                                                    ------------------
                                                      2007     2006
                                                    ------------------
 Net income                                          $13,037  $41,443
 Interest expense                                     27,908   31,037
 Amortization of deferred financing costs                916    1,047
 Depreciation and amortization                        40,321   36,681
 Distributions on perpetual preferred units            1,750    1,750
 Income allocated to common units and other
  minority interests                                     904    1,256
 Income tax expense                                      721        -
 Income tax expense on sale of depreciable operating
  properties                                           1,184        -
 Real estate depreciation from discontinued
  operations                                               -      718
 Gain on sale of properties, including land                -     (499)
 Equity in income of joint ventures                     (735)  (2,317)
 Gain on sale of discontinued operations                   -  (27,392)
 Income from discontinued operations allocated to
  common units                                           153      820
                                                    ------------------
  EBITDA                                             $86,159  $84,544


    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549